LIBERTY STRATEGIC INCOME FUND

                   Supplement to Prospectus dated May 1, 2001


The section Managing the Fund; Portfolio Managers is revised in its entirety as follows:


Laura A. Ostrander, a senior vice president of Colonial, has managed or co-managed the Fund since September, 2000 and has co-managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

Other members of the advisor's Taxable Fixed Income Investment and Trading Groups also participate in the management of the Fund.


716-36/041J-0202                 February 28, 2002

                       LIBERTY HIGH YIELD SECURITIES FUND

                   Supplement to Prospectus dated May 1, 2001


The section Managing the Fund; Portfolio Managers is revised in its entirety as follows:

Scott B. Richards has managed or co-managed the Fund since 1999. Mr. Richards is a senior vice president of Colonial and prior to joining Colonial he was employed with State Street Research & Management Company as vice president and a portfolio manager.



730-36/040J-0202                 February 28, 2002

              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES
                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

                   Supplement to Prospectus dated May 1, 2001


The section Trust Management Organizations; Investment Sub-Advisors and Portfolio Managers; Colonial is revised in its entirety as follows:

Colonial

Colonial, an investment advisor since 1931, is the Sub-Advisor of each of the Global Equity Fund, High Yield Fund, International Fund, International Horizons Fund, Small Cap Fund, Strategic Income Fund, U.S. Growth & Income Fund, S&P 500 Fund, Select Value Fund, Value Fund, Financial Services Fund and Health Care Fund. Colonial's principal business address is One Financial Center, Boston, Massachusetts 02111. As of December 31, 2002, Colonial managed over $14 billion in assets.

LASC, out of the management fees it receives from the Funds, pays Colonial sub-advisory fees at the following annual rates of the average daily net assets of each specified Fund:

     Colonial Global Equity Fund, Variable Series                  0.75%
     Colonial High Yield Securities Fund, Variable Series          0.40%
     Colonial International Fund for Growth, Variable Series       0.70%
     Colonial International Horizons Fund, Variable Series         0.75%
     Colonial Small Cap Value Fund, Variable Series                0.60%
     Colonial Strategic Income Fund, Variable Series               0.45%
     Colonial U.S. Growth & Income Fund, Variable Series           0.60%
     Liberty S&P 500 Index Fund, Variable Series                   0.20%
     Liberty Select Value Fund, Variable Series                    0.50%
     Liberty Value Fund, Variable Series                           0.45%
     Rydex Financial Services Fund, Variable Series                0.65%
     Rydex Health Care Fund, Variable Series                       0.80%

Colonial also provides transfer agency, pricing and record keeping services for the Funds under separate agreements.

Charles R. Roberts, a senior vice president of Colonial, has been a co-manager for the Global Equity Fund since January, 2000 and has been the lead manager for the International Fund and International Horizons Fund since March, 2000. Mr. Roberts is also managing director of international equities and a senior vice president of Newport and its immediate parent Newport Pacific Management, Inc. (Newport Pacific), affiliates of Colonial. Mr. Roberts has been employed with Newport and Newport Pacific since November, 1998 and has managed other international funds in the Liberty group of funds since that time. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) from 1997 to November, 1998. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International from 1994 to 1997.

Erik P. Gustafson, a senior vice president of Colonial, has co-managed the Global Equity Fund since January, 2000. Mr. Gustafson joined Stein Roe, an affiliate of Colonial, in 1992 as a portfolio manager for privately managed accounts. He holds a B.A. degree from the University of Virginia and M.B.A. and J.D. degrees from Florida State University.

Scott B. Richards, a senior vice president of Colonial, has managaed or co-managed the High Yield Fund since May, 1999. Prior to joining Colonial he was employed with State Street Research & Management Company as a vice president and a portfolio manager from January, 1994 to May, 1999.

Michael Ellis, a senior vice president of Colonial, has co-managed the International Fund and the International Horizons Fund since March, 2000. Mr. Ellis is also a senior vice president of Newport and Newport Pacific. Prior to joining Newport and Newport Pacific in December, 1996, he was a vice president at Matthews International Capital Management since September, 1991.

Deborah Snee, a vice president of Colonial and Europe analyst at Colonial, Stein Roe and Newport, has co-managed the International Fund and the International Horizons Fund since March, 2000. Prior to working at Newport, Ms. Snee spent five years at Sit/Kim as an emerging markets analyst.

Daniel K. Cantor, a senior vice president of Colonial, has co-managed the Small Cap Fund and the Select Value Fund since August, 2000. Mr. Cantor joined Stein Roe, an affiliate of Colonial, in 1985 as an equity analyst and has managed various other funds for Stein Roe since 1985. Mr. Cantor also served as an advisor to Stein Roe Private Capital Management from 1992 to 1995.

Jeffrey Kinzel, a senior vice president of Colonial, has co-managed the Small Cap Fund and the Select Value Fund since August, 2000. Mr. Kinzel joined Stein Roe in 1991 and has served as a senior equity analyst and core portfolio team member in addition to his portfolio management responsibilities.

Laura A. Ostrander, a senior vice president of Colonial, has managed or co-managed the Strategic Income Fund since September, 2000 and has co-managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

Harvey B. Hirschhorn, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, an affiliate of Colonial, since 1973.

Scott Schermerhorn, a senior vice president of Colonial, has co-managed the U.S. Growth & Income Fund since August, 2000. He has also managed the Value Fund since November, 1999. Mr. Schermerhorn has managed various other funds for Colonial since October, 1998. From May, 1996 to October, 1998, Mr. Schermerhorn was the head of the value team at Federated Investors where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts.

Colonial will use Newport's trading facilities when buying or selling foreign securities for the Funds' portfolios. Newport executes all trades under its own procedures.

Colonial's investment advisory business is part of a larger organization known as Columbia Management Group, Inc. (Columbia). Columbia is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Colonial and these other legal entities are managed by a single management team. These Columbia entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds. Colonial is a registered investment advisor.


VS ANN-36/032J-0202                                           February 28, 2002